UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2008 (April 24, 2008)

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	0-9989	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2,
Canada
      (Address of Principal Executive Offices)

(905) 455-1990
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 24, 2008, SunOpta Inc. (the "Company") announced the appointment of Anthony Tavares, age 54, to the position of Vice President and Chief Operating Officer of the Company, effective June 1, 2008, as more fully described in the press release filed as Exhibit 99.1 hereto, which information is incorporated into this Item 5.02 by reference. Prior to joining the Company, Mr. Tavares served as Chief Executive Officer of Maple Lodge Farms Inc., a family-owned Canadian food company with revenues of approximately $550 million and extensive operations in fresh poultry, deli meats, pet foods and feed milling, since 1999.

Mr. Tavares’s annual base salary will be CDN $400,000, and he will be entitled to a target bonus of 50% of his base salary, the payment of which is based on the Company achieving certain financial goals. Mr. Tavares will be granted 50,000 stock options by the Company’s Board of Directors subject to the filing of the Company’s Annual Report on Form 10-K (with 20% of such options vesting each year over a five year period), and will be entitled to participate in the Company’s long-term incentive programs. In addition to receiving the standard benefits available to all Company employees, he will receive an auto allowance, professional fees related to his employment, and annual membership fees.

If in connection with a change of control of the Company there is a material change in Mr. Tavares’s position, he will have the option of receiving a lump sum severance payment equal to eighteen (18) months of his base salary and annual bonus, plus the continuation of the auto allowance and medical, dental and insurance benefits for eighteen (18) months following the date of such material changes. If, Mr. Tavares is terminated without cause he will receive severance benefits of eighteen (18) months of his base salary, bonus and the continuation of the auto allowance and allowable medical and insurance benefits during the eighteen (18) month period.

ITEM 7.01 - REGULATION FD DISCLOSURE.

The information included under Item 5.02 is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

Exhibit No.	Description

99.1	Press release of SunOpta dated April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Steven R. Bromley	By	/s/ John Dietrich

	Steven R. Bromley,		John Dietrich,
	President and Chief Executive Officer		Vice President and Chief Financial Officer

Date	April 28, 2008	Date	April 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SunOpta dated April 24, 2008